EQUITRUST LIFE INSURANCE COMPANY

EquiTrust Life Annuity Account

EquiTrust Annuity Account II

Supplement Dated August 6, 2018

to the Prospectus for

Variable Annuity Contract

Individual Flexible Premium Deferred Variable Annuity Contract

(dated May 1, 2009)

This supplement updates certain information about the flexible premium deferred variable annuity contract (the “Contract”) included in the above referenced prospectus.  Please read this supplement carefully and retain it with your Contract prospectus for future reference.

On August 3, 2018, at a special meeting of shareholders of Federated Managed Tail Risk Fund II, the shareholders approved an Agreement and Plan of Reorganization, under which the Federated Managed Volatility Fund II would acquire all, or substantially all, of the assets of Federated Managed Tail Risk Fund II, after which the Federated Managed Tail Risk Fund II would be liquidated and dissolved (the “Reorganization”) and therefore no longer available for investment.

On or about August 17, 2018 (the “Liquidation Date”), any Accumulated Value a Contract Owner has in the Federated Managed Tail Risk Fund II Subaccount will be automatically transferred from the Federated Managed Tail Risk Fund II Subaccount to the Federated Managed Volatility Fund II-Primary Shares Subaccount.

Contract Owners may continue to allocate premium and transfer Accumulated Value to the Federated Managed Tail Risk Fund II Subaccount until the close of business on August 15, 2018.  However, any order to allocate premiums and transfer Accumulated Value to the Federated Managed Tail Risk II Subaccount received by EquiTrust Life Insurance Company after August 15, 2018 will be allocated to the Federated Managed Volatility Fund II-Primary Shares Subaccount.  This includes transfers of Accumulated Value under the dollar cost averaging, automatic rebalancing and interest sweep programs and transfers of Annuity Units.

Prior to the Liquidation Date, Contract Owners are free to transfer their Accumulated Value in the Federated Managed Tail Risk Fund II Subaccount to any other Subaccount and the Declared Interest Option available under their Contract.  There will be no charge assessed for transfers made from the Federated Managed Tail Risk Fund II Subaccount.  From the Liquidation Date until October 17, 2018, Contract Owners can transfer their Accumulated Value in the Federated Managed Volatility Fund II-Primary Shares Subaccount that had been automatically transferred from the Federated Managed Tail Risk Fund II Subaccount to any other Subaccount and the Declared Interest Option available under the Contract without a charge being assessed for such transfer.  All such transfers will not count against the number of free transfers allowed each Contract Year.  Transfers made by Contract Owners in connection with the Reorganization of the Federated Managed Tail Risk Fund II are subject to limits on frequent transfer activity.  Please note that you may invest in only up to twelve Investment Options at any one time, including the Declared Interest Option.

Contract Owner rights and obligations under the Contracts and Contract Owner Accumulated Value will not change as a result of the Reorganization.  The fees and charges under the Contracts will not change and there will be no tax consequences to Contract Owners as a result of the Reorganization.

Within five days after the Reorganization, we will forward to Contract Owners affected by the Reorganization a written notice informing them of the details regarding the Reorganization.

You should review the prospectus for the Federated Managed Volatility II-Primary Shares and the accompanying prospectuses for the other variable Investment Options available under your Contract before investing.  If your current allocation instructions direct premium payments or transfers of Accumulated Value to the Federated Managed Tail Risk Fund II Subaccount, we request that you contact our Home Office toll free at 1 888-349-4656 to make appropriate changes to your allocation instructions.